                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   August 15, 2002
                                                         -----------------


              Toyota Auto Finance Receivables LLC on Behalf of the
                   Toyota Auto Receivables 2002-B Owner Trust
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware            333-74872 and 333-74872-01            95-4836519
-------------------      --------------------------           ------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)


    Toyota Auto Finance Receivables LLC
    19300 Gramercy Place, North Building
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 468-7333
                                                          ------------------




                           Exhibit Index is on Page 2

Item 5. Other Events
        ------------


On August 15, 2002, the principal and interest collected during the preceding collection period, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of May 1, 2002 ("Agreement"), between Toyota Auto Finance Receivables LLC, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Toyota Auto Receivables 2002-B Owner Trust, as "Issuer", were distributed to the holders of Notes and Certificates issued by Toyota Auto Receivables 2002-B Owner Trust (the "Securityholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Owner Trustee for the benefit of the Securityholders and was distributed by the Owner Trustee to the Securityholders. A copy of the Servicer's Certificate for the month of July 2002 is filed as Exhibit 20 to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibit Number    Description
           --------------    -----------

                 20          Servicer's Certificate for the month of
                             July 2002.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                               TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST

                               BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date: August 30, 2002              By:          /s/ George E. Borst
      ------------------               ----------------------------------------
                                                  George E. Borst
                                                   President and
                                              Chief Executive Officer


                                                   TOYOTA MOTOR CREDIT CORPORATION
                                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                             DISTRIBUTION DATE OF AUGUST 15, 2002 FOR THE COLLECTION PERIOD JULY 1, 2002
                                                        THROUGH JULY 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A-1           CLASS A-2         CLASS A-3         CLASS A-4
                                                               ---------           ---------         ---------         ---------
                                              TOTAL             BALANCE             BALANCE           BALANCE           BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                     $1,552,000,000.00   $444,000,000.00     $387,000,000.00   $457,000,000.00   $264,000,000.00
 Receivables Pool Balance               $1,600,001,788.00
 Principal Factor                              1.00000000        1.00000000          1.00000000        1.00000000        1.00000000
 Rate                                                              1.91375%               2.79%             3.76%             4.39%
 Final Scheduled Payment Date                                 June 16, 2003   December 15, 2004     June 15, 2006      May 15, 2009
 Number of Contracts                              102,386
 Weighted Average A.P.R.                            7.24%
 Weighted Average Remaining Term             51.97 months
 Servicing Fee Rate                                 1.00%

POOL DATA - PRIOR MONTH
-----------------------
 Securities Balance                     $1,393,177,011.23   $285,177,011.23     $387,000,000.00   $457,000,000.00   $264,000,000.00
 Receivables Pool Balance               $1,441,178,799.23
 Securities Pool Factor                        0.89766560        0.64229057          1.00000000        1.00000000        1.00000000
 Number of Contracts                               97,802
 Weighted Average A.P.R.                            7.24%
 Weighted Average Remaining Term             49.53 months
 Precompute and Simple Interest
  Advances                                  $2,164,198.87
 Payahead Account Balance                     $309,636.25

 Interest Shortfall                                 $0.00             $0.00               $0.00             $0.00             $0.00
 Principal Shortfall                                $0.00             $0.00               $0.00             $0.00             $0.00

POOL DATA - CURRENT MONTH
-------------------------
 Securities Balance                     $1,340,001,102.27   $232,001,102.27     $387,000,000.00   $457,000,000.00   $264,000,000.00
 Receivables Pool Balance               $1,388,002,890.27
 Securities Pool Factor                        0.86340277        0.52252501          1.00000000        1.00000000        1.00000000
 Number of Contracts                               95,765
 Weighted Average A.P.R.                            7.24%
 Weighted Average Remaining Term             48.66 months
 Precompute and Simple Interest
  Advances                                  $1,940,903.23
 Payahead Account Balance                     $360,760.28

 Interest Shortfall                                 $0.00             $0.00               $0.00             $0.00             $0.00
 Principal Shortfall                                $0.00             $0.00               $0.00             $0.00             $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
 Initial Deposit Amount                                                                                                       $0.00
 Specified Reserve Account Percentage                                                                                         0.00%
 Specified Reserve Account Amount                                                                                             $0.00
 Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                               3.50%
 Specified Reserve Account Amount (IF CONDITION I OR II MET)                                                         $46,900,038.58

 Beginning Balance                                                                                                            $0.00
 Total Withdraw                                                                                                               $0.00
 Amount Available for Deposit to the Reserve Account                                                                  $3,991,689.76
                                                                                                                      -------------
 Reserve Account Balance Prior to Release                                                                             $3,991,689.76
 Reserve Account Required Amount                                                                                              $0.00
 Reserve Account Release to Seller                                                                                    $3,991,689.76
                                                                                                                      -------------
 Ending Reserve Account Balance                                                                                               $0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
 Total Amount Available                                                                                               $8,000,009.00

 Beginning of Period Balance                                                                                                  $0.00
 Draws                                                                                                                        $0.00
 Reimbursements                                                                                                               $0.00
                                                                                                                      -------------
 End of Period Balance                                                                                                        $0.00

 Current Period Undrawn Amount                                                                                        $8,000,009.00
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                    Vehicles            Amount
                                                                    --------            ------
 Liquidated Contracts                                                   9
                                                                        -
 Gross Principal Balance of Liquidated Receivables                                           $103,807.74
 Net Liquidation Proceeds Received During the Collection Period                             ($63,906.56)
 Recoveries on Previously Liquidated Contracts                                               ($8,474.02)
                                                                                  ----------------------
 Aggregate Credit Losses for the Collection Period                                            $31,427.16
                                                                                  ----------------------


                                                                                  ----------------------
 Cumulative Credit Losses for all Periods                              20                     $74,291.44
                                                                       --         ----------------------
 Repossessed in Current Period                                         25
                                                                       --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
   Second Preceding Collection Period                                                              0.01%
   First Preceding Collection Period                                                               0.02%
   Current Collection Period                                                                       0.03%

--------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                0.02%
Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
                                              Percent       Contracts     Percent              Amount
 31-60 Days Delinquent                         0.63%          602          0.68%           $9,391,850.86
 61-90 Days Delinquent                         0.10%           95          0.11%           $1,496,364.62
 Over 90 Days Delinquent                       0.07%           69          0.08%           $1,075,758.99
                                                            ---------     -------         --------------
 Total Delinquencies                                          766                         $11,963,974.47
                                                            =========     =======         ==============

 Repossessed Vehicle Inventory                                 46*
  * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                             0.07%
    First Preceding Collection Period                                                              0.13%
    Current Collection Period                                                                      0.17%

--------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.12%
Delinquency Percentage Indicator ( > 2.25%)                                            CONDITION NOT MET
--------------------------------------------------------------------------------------------------------


                                                   TOYOTA MOTOR CREDIT CORPORATION
                                SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                             DISTRIBUTION DATE OF AUGUST 15, 2002 FOR THE COLLECTION PERIOD JULY 1, 2002
                                                        THROUGH JULY 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A-1        Class A-2        Class A-3      Class A-4
                                                                       ---------        ---------        ---------      ---------
                                                      Total             Balance          Balance          Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
 Principal Payments Received                      $53,072,101.22
 Interest Payments Received                        $9,265,985.10
 Net Precomputed Payahead Amount                     ($51,124.03)
 Aggregate Net Liquidation Proceeds Received          $72,380.58
 Principal on Repurchased Contracts                        $0.00
 Interest on Repurchased Contracts                         $0.00
                                                 -----------------
 Total Collections                                $62,359,342.87
 Net Simple Interest Advance Amount                 ($176,627.00)
 Net Precomputed Advance Amount                      ($46,668.64)
                                                 -----------------
 Total Available Amount                           $62,136,047.23

AMOUNTS DUE
-----------
 Servicing Fee                                     $1,200,982.33
 Accrued and Unpaid Interest                       $3,767,466.18
 Principal                                        $53,175,908.96
 Reserve Fund                                      $3,991,689.76
                                                 -----------------
 Total Amount Due                                 $62,136,047.23

ACTUAL DISTRIBUTIONS
--------------------
 Servicing Fee                                     $1,200,982.33
 Interest                                          $3,767,466.18        $469,957.85     $899,775.00    $1,431,933.33    $965,800.00
 Principal                                        $53,175,908.96     $53,175,908.96           $0.00            $0.00          $0.00
 Reserve Fund                                      $3,991,689.76
                                                 -----------------  -----------------  -------------- ---------------- -------------
 Total Amount Distributed                         $62,136,047.23     $53,645,866.81     $899,775.00    $1,431,933.33    $965,800.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
 Scheduled Principal Collections                                                $965,400.40
 Prepayments in Full                                      92 contracts          $503,840.33
 Repurchased Receivables Principal                                                    $0.00
 Payments Behind/Ahead on Repurchased Receivables                                     $0.00
 Total Collections                                                            $1,731,888.87
 Advances - Reimbursement of Previous Advances                                   $46,668.64
 Advances - Current Advance Amount                                                    $0.00
 Payahead Account - Payments Applied                                                  $0.00
 Payahead Account - Additional Payaheads                                         $51,124.03

Simple Interest Contracts
-------------------------
 Collected Principal                                                         $32,151,904.26
 Prepayments in Full                                    1936 contracts       $19,450,956.23
 Collected Interest                                                           $9,003,336.96
 Repurchased Receivables Principal                                                    $0.00
 Repurchased Receivables Interest                                                     $0.00
 Advances - Reimbursement of Previous Advances                                  $176,627.00
 Advances - Current Advance Amount                                                    $0.00

--------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Angela Brown
-------------------------------
Angela Brown
ABS Accounting Manager